UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2021
PACIFIC MERCANTILE BANCORP
(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
949 South Coast Drive, Costa Mesa, California 92626
(Address of principal executive offices)     (Zip Code)
Registrant’s telephone number, including area code: (714) 438-2500
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	"PMBC"	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets
On October 18, 2021, pursuant to the Agreement and Plan of Merger, dated as of March 22, 2021, by and between Pacific Mercantile Bancorp, a California corporation (the “Company”) and Banc of California, Inc., a Maryland corporation (“Banc of California”), the Company was merged with and into Banc of California (the “Merger”), with Banc of California continuing as the surviving corporation. Pursuant to the Articles of Merger filed by Banc of California with the State Department of Assessments and Taxation of the State of Maryland, the Merger became effective at 8:59 p.m., Pacific time, on October 18, 2021. Promptly after the Merger, Pacific Mercantile Bank, a California state-chartered bank and wholly-owned subsidiary of the Company, merged with and into Banc of California, National Association, a national banking association and wholly-owned subsidiary of Banc of California (“BoC Bank”), with BoC Bank as the surviving bank (the “Bank Merger”, and collectively, with the Merger, the “Mergers”).

Pursuant to the terms and conditions of the Merger Agreement, each outstanding share of the Company’s common stock, no par value per share, and non-voting common stock, no par value per share, excluding certain specified shares, was converted into the right to receive 0.50 (the “Exchange Ratio”) of a share of Banc of California common stock, par value $0.01 per share (the “Merger Consideration”).

In addition, as a result of the Merger, at the effective time of the Merger (i) each outstanding option to acquire Company common stock, whether vested or unvested, was canceled and converted into the right to receive a cash payment based on the product of (x) the total number of shares of Company common stock subject to such option and (y) the excess of (A) the product of (i) $18.62 (the per share value of the Merger Consideration based on an average Banc of California common stock price for a 20 day trading period prior to the closing of the Merger) and (ii) the Exchange Ratio (the “Cashout Price”) over (B) the exercise price per share of such option (less applicable taxes required to be withheld with respect to such payment), (ii) each outstanding restricted stock award became fully vested and converted into the right to receive the Cashout Price (less applicable taxes required to be withheld with respect to such vesting), and (iii) each outstanding Company restricted stock unit became fully vested and converted into the right to receive the Cashout Price (less applicable taxes required to be withheld with respect to such vesting).

As a result of the Merger, Banc of California will deliver approximately 11,856,718 million shares of Banc of California common stock to the former holders of Company common stock and non-voting common stock. Former holders of Company common stock and non-voting common stock as a group have the right to receive shares of Banc of California common stock in the Merger constituting approximately 19% of the outstanding shares of Banc of California common stock immediately after the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 23, 2021, which is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 18, 2021, the Company notified the NASDAQ Global Select Market (“NASDAQ”) that trading in the Company common stock should be halted prior to market open on October 19, 2021, and that the listing of the Company common stock should be removed. The Company has requested that NASDAQ file a notification of removal from listing of the Company common stock on Form 25 with the Securities and Exchange Commission. The Company intends to file a Form 15 with respect to the Company common stock requesting the deregistration of such shares under Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”) and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 and Item 3.01 is incorporated into this Item 3.03 by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth under Item 2.01 is incorporated into this Item 5.01 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2021, effective upon the consummation of the Merger, the Company’s directors and executive officers ceased serving in such capacities.

Item 8.01. Other Events.

On October 18, 2021, Banc of California issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1
Agreement and Plan of Merger, dated March 22, 2021, by and between Banc of California, Inc. and Pacific Mercantile Bancorp (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 23, 2021 and incorporated herein by reference).

99.1	Press Release dated October 18, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: October 19, 2021	By:	/s/ BRADFORD R. DINSMORE
Bradford R. Dinsmore, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

2.1
Agreement and Plan of Merger, dated March 22, 2021, by and between Banc of California, Inc. and Pacific Mercantile Bancorp (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 23, 2021 and incorporated herein by reference).

99.1	Press Release dated October 18, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)